National Health Investors

Investor Update
November 5, 2024



Spring Arbor at Cary

NATIONAL HEALTH INVESTORS

Disclaimers

This presentation, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreaks, such as the COVID-19 pandemic; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; our ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2023 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended September 30, 2024.



In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company’s quarterly supplementals which can be found on our website at www.nhireit.com, and in quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

Overview of Third Quarter 2024

NHI NATIONAL HEALTH INVESTORS

Summary of Quarterly Financial Results

(in thousands except per share and percentages)	Q3 2023	Q2 2024	Q3 2024
Net Income per diluted share	$0.68	$0.81	$0.65
NAREIT FFO per diluted share	$1.08	$1.18	$1.03
Normalized FFO per share	$1.08	$1.18	$1.03
Funds Available for Distribution (FAD)	$48,170	$51,779	$49,383
Diluted shares outstanding	43,389	43,564	43,987
FAD Payout Ratio	81.1%	75.5%	79.5%
SHOP NOI	$2,322	$2,953	$3,027
SHOP NOI Margin	18.8%	22.1%	22.0%



Key Operating and Balance Sheet Highlights

Real Estate Investments

- Lease revenue excluding straight-line, lease amortization, and escrow reimbursement revenue of $60.1 million compares to $59.0 million in the prior year period and $62.5 million in Q2 2024;
- Deferral repayments of $1.9 million in Q2 2024 compared to $2.3 million in the prior year period and $4.7 million in Q2 2024. The Q2 2024 repayments included $4.4 million from tenants on the cash-basis of accounting;
- Included in the Q2 2024 repayments was a one-time payment of $2.5 million from a cash-basis accounting tenant; and
- As previously announced, Senior Living Management ("SLM") notified the Company in late September 2024 that it did not expect pay NHI rent and interest obligations effective beginning in September 2024. SLM rent and interest payments were $0.4 million and $0.3 million, respectively, in Q3 2024. This compares to rent (excluding deferral a $0.3 million deferral repayment) and interest payments of $0.8 million and $0.4 million, respectively, in Q2 2024.

Senior Housing Operating Portfolio (SHOP)

- Q3 2024 NOI of $3.0 million increased 30.4% compared to the prior year period and increased 2.5% sequentially;
- Q3 2024 SHOP NOI margin of 22.0% improved 4320 bps compared to the prior year period and declined 10 bps sequentially;
- Average Q3 2024 occupancy of 88.6% increased 960 bps year-over-year and 160 bps sequentially. September average monthly occupancy at 89.1% increased 60 bps from August and 80 bps from July; and
- Revenue per Occupied Room ("RevPOR") of $2,962 in Q3 2024 was down 0.7% year-over-year and increased just 0.9% sequentially driven by continued use of move-in incentives

Balance Sheet

- Net Debt to Adjusted EBITDA at an annualized 4.4x remains within NHI's target range of 4.0x – 5.0x;
- Liquidity of $881 million at September 30th includes $381 million of available revolver capacity and $500 million on the ATM;
- In August 2024, NHI entered into forward sale agreements to sell up to 2.76 million shares at an initial forward price of $68.40. In October 2024, the Company partially settled the agreements by issuing 1.8 million share for net proceeds of $122.4 million;
- In October 2024, NHI amended and restated its $700 million revolving credit agreement which extends the maturity date to October 2028.

Portfolio Activity

- In August 2024, NHI entered into a $27.7 million construction loan to develop an in-patient rehabilitation facility in Lake City, Florida. The four-year loan provides for an annual interest rate of 9.0% and contains a Company purchase option; and
- In October 2024, NHI acquired a portfolio of ten senior housing communities with 522 units in North Carolina for a purchase price of $121.3 million, including $0.3 million in closing costs, resulting in an initial yield of 8.23%. NHI entered into a 15-year master lease, which includes two 5-year extension options, at an initial lease yield of 8.23% with fixed annual escalators of 2.0%.

Updated 2024 Guidance

NATIONAL HEALTH INVESTORS

2024 Guidance[1] Midpoints

(in millions except per share amounts)	As of Aug-24 Midpoint	As of Nov-24 Midpoint
Net income attributable to common stockholders	**$ 135.0**	**$ 130.7**
Adjustments to NAREIT Funds From Operations (FFO)		
Depreciation (net) [2]	67.5	69.1
Gains on sales (net) and impairments of real estate	(5.4)	(5.7)
NAREIT FFO	**$ 197.1**	**$ 194.1**
Adjustments to Normalized Funds From Operations (NFFO)		
Non-cash write-offs of straight-line receivable	0.8	1.5
NFFO	**$ 197.9**	**$ 195.6**
Adjustments to Funds Available for Distribution (FAD)		
Straight-line revenue and lease incentive amortizations (net) [2]	(1.6)	(2.4)
Equity method investment adjustments	(2.7)	(2.3)
Equity method investment non-refundable fees received	1.4	1.3
Non-cash stock-based compensation	4.2	4.2
SHOP [2] and equity method investment recurring capital expenditures	(2.3)	(2.3)
Credit loss reserve	NA	3.9
Other [3]	4.1	4.2
FAD	**$ 201.0**	**$ 202.2**
Weighted average diluted common shares	43.6	44.1
NAREIT FFO per diluted common share	$ 4.52	$ 4.40
NFFO per diluted common share	$ 4.54	$ 4.44

1 Refer to Appendix for definitions and relevant non-GAAP reconciliations
2 Net of amounts attributable to non-controlling interests
3 Includes changes in credit loss reserves (as of Aug-24 only), non-real estate deprecation (net) and amortizations associated with debt facilities

2024 Guidance Assumptions & Considerations

NHI's 2024 annual guidance includes the following assumptions:

- Expenses associated with transitioning properties;
- Continued fulfillment of existing commitments;
- SHOP NOI annual growth in a range of 28% - 30%;
- Continued collection of deferred rents; and
- No incremental benefit from unidentified acquisitions.

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



Investment Overview

NHI
NATIONAL HEALTH INVESTORS

Active Management Creates Multiple Avenues for Organic Growth

- Potential operator performance improvement driving stronger EBITDARM Coverage
- Lease resets and deferral repayments adding to solid organic growth
- Capex program supports organic growth and adds value to owned real estate



Significant Potential Organic Growth in SHOP Platform

- Significant upside opportunity with potential SHOP performance improvement
- Expect 2024 SHOP NOI growth in a range of 28% - 30%
- Mid-30% NOI margin continues to be long-term target



Financial Strength Positions NHI for External Growth

- Leverage well within 4.0 – 5.0 net debt to adjusted EBITDA range
- Significant investment capacity on revolver and ATM
- Closed $205.6 million in YTD investments, $59.8 million in signed LOIs, and a $350.0 million pipeline



Strong Industry Dynamics Support Long Term Growth

- Supply of senior housing inventory is growing at less than 1.5% and slowing as new starts are more than 50% below historical average
- Demand is surging as 85+ population growing at 4.5% through 2030



Active Management Creates Stronger Portfolio

EBITDARM Coverage Improvement

Coverage across all NHI asset classes experienced sequential improvement for the trailing twelve months (TTM) through Q2 2024. Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the dispositions, rent restructurings and improving fundamentals.

Senior Housing - Need Driven

- Coverage of 1.41x in the TTM ended Q2 2024 improved 15 bps to 1.41x from Q2 2023 at 1.26x and 3 bps from 1Q 2024 at 1.38x
- Bickford coverage improved sequentially to 1.72x in Q2 2024 from 1.67x in the Q1 2024 period. On a pro forma basis to include the April 2024 rent increase, coverage improved to 1.61x from 1.45x
- Excluding Bickford, Need Driven portfolio coverage improved 6 bps to 1.15x from Q2 2023 and was flat sequentially
    - Need Driven excluding Bickford represents approximately 16% of annualized adjusted NOI

Senior Housing – Discretionary

- Coverage of 1.64x improved 4 bps sequentially supported by NHI's largest tenant, SLC, which showed a 3 bps sequential improvement to 1.52x
- Discretionary ex. SLC, which largely represents coverage for our other entrance fee operators, increased 4 bps sequentially to 1.87x

Skilled Nursing

- Anchored by National Healthcare Corporation (NHC) and The Ensign Group (ENSG) ENSG, NHI's SNF coverage continues to be very healthy at 3.04x for the TTM ended Q2 2024, up from 2.62x for the TTM ended Q2 2023 and up from 2.97x for the TTM ended Q1 2024

Trailing Twelve Month (TTM) EBITDARM Coverage [1, 2]

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024
Senior Housing					
Properties	89	89	91	89	92
EBITDARM Coverage	1.32x	1.36x	1.45x	1.49x	1.52x
Senior Housing - Need Driven					
Properties	75	75	77	75	78
EBITDARM Coverage	1.26x	1.31x	1.35x	1.38x	1.41x
Bickford					
Properties	38	38	38	38	38
EBITDARM Coverage	1.45x	1.52x	1.58x	1.67x	1.72x
Need Driven ex. Bickford					
Properties	37	37	37	37	40
EBITDARM Coverage	1.09x	1.13x	1.16x	1.15x	1.15x
Senior Housing - Discretionary					
Properties	14	14	14	14	14
EBITDARM Coverage	1.38x	1.41x	1.54x	1.60x	1.64x
Senior Living Communities ("SLC")					
Properties	10	10	10	10	10
EBITDARM Coverage	1.31x	1.39x	1.48x	1.49x	1.52x
Discretionary ex. SLC					
Properties	5	5	5	5	5
EBITDARM Coverage	1.50x	1.38x	1.63x	1.83x	1.87x
Skilled Nursing					
Properties	68	68	68	68	68
EBITDARM Coverage	2.62x	2.72x	2.82x	2.97x	3.04x
Total [3]					
Properties	158	158	160	158	161
EBITDARM Coverage	1.84x	1.91x	2.00x	2.08x	2.12x

1 Please see Appendix for EBITDARM definition and non-GAAP reconciliation. EBITDARM coverage calculated by dividing EBITDARM by cash rent.

2 Excludes transitioned properties under cash-flow based leases, loans and mortgages; excludes development and lease-up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.

3 Total includes medical non-skilled nursing facility.

Asset Diversification Creates Stronger Portfolio


Senior Housing - Need Driven
Bickford
Need Driven ex. Bickford
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024

The Senior Housing – Need Driven portfolio has experienced significant coverage improvement since the start of the portfolio optimization in 2021.

The SNF and Discretionary (largely CCRC) portfolios which generate ~60% of adjusted NOI have proved resilient throughout.


Senior Housing - Discretionary
Skilled Nursing
3.60x
3.10x
2.60x
2.10x
1.60x
1.10x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.

Senior Housing - Need Driven Fundamentals Improving

Senior Housing – Need Driven Main Optimization Focus

- The Senior Housing – Need Driven leased portfolio represents approximately 30% of annualized adjusted NOI including approximately 14% from the Bickford leased portfolio and 16% from other Need Driven operators. As displayed in the EBITDARM coverage table, this group continues to have the lowest coverage though much improved through optimization efforts.
- **Dispositions:** Since 2021 through the end of 2Q 2024, NHI disposed of 46 underperforming senior housing properties at a cash NOI yield of 3.2% and EBITDARM coverage of 0.57x. At September 30, 2024, NHI had two properties held for sale.
- **Improving fundamentals**: As displayed in the charts below, Need Driven operators have substantially improved operating fundamentals resulting in improved occupancy, greater coverage, fewer deferrals and higher repayments. Excluding Bickford, approximately $8.9 million from eight operators has been repaid to date.
- **Bickford**: Average quarterly 3Q 2024 occupancy of 86.2% increased 220 bps year-over-year and 80 bps sequentially. Bickford has repaid $6.5 million in cumulative deferrals with a remaining balance of $14.0 million..

Dispositions *(dollars in thousands)*

Year	Properties	Net Proceeds	Implied Cash NOI Yield	EBITDARM Coverage
2021 [1]	19	$ 195,448		
2022	13	100,935		
2023	12	57,453		
2024 [2]	2	4,658		
Total	**46**	**$ 358,493**	**3.2%**	**0.57x**

[1] Excludes a $13.0 million second mortgage provided by NHI
[2] Excludes $1.6 million of seller financing provided by NHI
See Appendix for complete disposition detail.


Need Driven excluding Bickford (dollars in '000s)
0.79x
0.76x
0.76x
0.79x
0.87x
0.91x
0.96x
1.00x
1.07x
1.09x
1.13x
1.16x
1.15x
1.15x
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24
Deferrals
Repayments
Coverage


Bickford (dollars in '000s)
77.8%
80.2%
83.3%
85.0%
83.8%
83.0%
84.9%
84.2%
82.0%
81.8%
84.0%
85.1%
85.8%
85.4%
86.2%
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24
Repayments
Occupancy

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.
Deferrals exclude any incentives granted operators.

Occupancy represents average quarterly occupancy for the period specified.

Multiple Avenues for Organic Growth

(dollars in thousands)

Rent Resets, Internal Investment, Repayments Fuel Organic Growth

- Bickford base rent increased from $31.4 million to $34.5 million effective April 1, 2024, and deferral repayments continue to be based on revenue targets. Next Bickford reset scheduled for April 2026 which further increases base rent. Other potential organic rental opportunities add to growth profile.
- The Company created a $25 million incremental investment to existing real estate at lease rates of 8.0% or greater. To date, $19 million has been committed and over $4 million deployed at a weighted average yield of over 8.0%.
- As senior housing industry fundamentals have improved, the repayment of deferrals increased significantly during 2023 and 2024.
  - Approximately $18.2 million in net deferral balances are tied to improving facility-level revenue.
- At the end of Q3 2024, NHI had approximately $23.1 million ($15.9 million for cash basis tenants) in net deferrals which it expects to realize through repayments and other value-creating transactions.



CONCESSIONS	2020	2021	2022 [3]	2023 [4, 5]	Q1 2024	Q2 2024 [6]	Q3 2024	CUMULATIVE
Bickford	$ 3,750	$ 18,250	$ 1,000	$ (2,500)	$ -	$ -	$ -	$ 20,500
All Others	1,232	6,087	7,944	2,258	-	(500)	-	17,021
Total	$ 4,982	$ 24,337	$ 8,944	$ (242)	$ -	$ (500)	$ -	$ 37,521



REPAYMENTS [7]	2020	2021	2022	2023	Q1 2024	Q2 2024	Q3 2024	CUMULATIVE
Bickford	$ -	$ -	$ 183	$ 2,295	$ 1,522	$ 1,321	$ 1,141	$ 6,462
All Others	-	87	546	3,360	747	3,420	738	8,898
Total	$ -	$ 87	$ 729	$ 5,655	$ 2,268	$ 4,741	$ 1,879	$ 15,360

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] 1Q 23 includes a $2.5 million credit to the Bickford deferral balance.
[5] 3Q 23 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals.
[6] 2Q 24 includes a $0.5 million credit to a senior housing operator deferral balance.
[7] Includes principal and interest repayments.

Senior Housing Operating Portfolio (SHOP) Opportunity

(dollars in thousands except RevPOR)

NATIONAL HEALTH INVESTORS

Significant Organic NOI Upside in SHOP as Fundamentals Continue to Improve

- **SHOP Upside**: NHI converted 15 former Holiday properties from triple-net to senior housing operating joint ventures effective April 1, 2022. Property operations experienced negative impacts from the pandemic as well as "transition trauma" resulting from 3 different management platforms within 12 months. NHI continues to believe that NOI margins return to the mid-30% range as community leadership matures, capital projects are completed, and industry fundamentals improve.
    - **Occupancy**: Q3 2024 occupancy improved 960 bps year-over-year and 160 bps sequentially to 88.6%; occupancy increased in each month during the third quarter with September 2024 average occupancy at 89.1%.
    - **RevPOR**: RevPOR [1] has remained flat as management has strategically employed move-in incentives to drive occupancy growth.
    - **NOI**: Q3 2024 SHOP NOI [2] increased 30.4% year-over-year to approximately $3.0 million. The SHOP NOI margin [4] improved by 120 bps year-over-year to 22.0%.

	2021 [5]	Q1 2022 [5]	Q2 2022	Q3 2022	Q4 2022	2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	2023	Q1 2024	Q2 2024	Q3 2024
Properties	15	15	15	15	15	15	15	15	15	15	15	15	15	15
Units	1,730	1,730	1,731	1,731	1,732	1,731	1,734	1,734	1,734	1,733	1,734	1,732	1,732	1,732
Occupancy	78.9 %	77.7 %	76.5 %	76.9 %	75.8 %	76.7 %	75.2 %	75.5 %	79.0 %	83.2 %	78.2 %	85.3 %	87.0 %	88.6 %
RevPOR	$ 3,020	$ 3,013	$ 3,018	$ 3,010	$ 2,994	$ 3,008	$ 2,989	$ 3,004	$ 3,010	$ 2,993	$ 2,999	$ 2,988	$ 2,962	$ 2,989
Resident Fees	$ 49,469	$ 12,144	$ 11,992	$ 12,013	$ 11,791	$ 47,940	$ 11,700	$ 11,793	$ 12,367	$ 12,950	$ 48,810	$ 13,257	$ 13,390	$ 13,771
Operating Expenses [3]	(28,898)	(7,604)	(8,513)	(8,639)	(9,253)	(34,010)	(9,215)	(9,094)	(9,428)	(9,416)	(37,153)	(9,669)	(9,773)	(10,065)
Management Fees [3]	(2,473)	(607)	(600)	(600)	(589)	(2,396)	(584)	(588)	(616)	(645)	(2,433)	(646)	(664)	(679)
SHOP NOI [2]	$ 18,097	$ 3,933	$ 2,879	$ 2,774	$ 1,949	$ 11,535	$ 1,901	$ 2,111	$ 2,322	$ 2,888	$ 9,223	$ 2,942	$ 2,953	$ 3,027
SHOP NOI Margin [4]	36.6 %	32.4 %	24.0 %	23.1 %	16.5 %	24.1 %	16.2%	17.9%	18.8%	22.3%	18.9 %	22.2%	22.1%	22.0%

Significant incremental SHOP NOI opportunity on improving margins to 2021 levels in the mid 30% range

1 RevPOR calculated by dividing resident fees by (units multiplied by occupancy %).
2 Refer to Appendix for definitions and relevant non-GAAP reconciliations.
3 The sum of operating expenses and management fees reflect the total reported senior housing operating expenses. Management fees reflect 5.0% of resident fees as disclosed in the Company's senior housing operating portfolio structure.
4 SHOP NOI margin calculated by each respective quarter SHOP NOI divided by each quarter resident revenue.
5 Shaded area reflects periods of operations under different managers prior to the April 1, 2022, SHOP formation and are provided for illustrative purposes.

Senior Housing Operating Portfolio (SHOP) Opportunity

NATIONAL HEALTH INVESTORS

- Prior to the pandemic, the 15-community portfolio that transitioned to SHOP averaged occupancy in the high-80% range which was comparable to NIC MAP IL properties in secondary markets.
- The pandemic, lack of investment, and disruption from multiple management changes have resulted in significant underperformance relative to the industry.
- **Occupancy opportunity**:
  - SHOP monthly occupancy accelerated through much of 2023 and into 2024 from a February 2023 low of 75.1% to a high of 89.1% in September 2024. While still below the pre-pandemic trend including 89.9% in March 2020, the persistent trend is encouraging and approaching levels at which NHI expects to have more pricing power.
  - SHOP quarterly 3Q 2024 occupancy at 88.6% represents a 960-bps year-over-year and 160-bps sequential improvement. The quarterly occupancy compares to the NIC MAP IL secondary market properties at 90.3% and freestanding IL at 89.0% which demonstrates more room for occupancy improvement.

SHOP-15 Monthly Occupancy: March 20 – September 24



89.9%
89.1%
75.1%
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24

SHOP-15 v. NIC MAP Quarterly Occupancy: 1Q 22 – 3Q 24



Senior Housing Operating (SHOP)
NIC MAP® IL Secondary Markets
NIC MAP® Freestanding IL Secondary Markets
90.0%
85.0%
80.0%
75.0%
70.0%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Independent Living Secondary markets

Financial Strength Positions NHI for Potential Accretive External Growth

(dollars in millions)

Strong Balance Sheet Provides Ample Liquidity for Investment

- NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range
- Maturities in 2025 are primarily variable rate which reduces refinancing risk
- High relative variable rate debt positions NHI favorably in a declining interest rate environment
- Entered into forward sale agreements to issue up to 2.76 million shares at an initial forward price of $68.40, net of fees
- Subsequent to September 30, 2024, NHI issued 1.8 million shares under forward sale agreements for net proceeds of $122.4 million which were applied to the revolver balance
- Ample capacity includes $500 million under the ATM and $381 million the revolver
- Subsequent to September 30, 2024, NHI recast the revolver which maintains total capacity at $700 million and extends the maturity to October 2028
- Investment grade ratings and "stable" outlooks from Moody's, S&P Global, and Fitch


Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$-
$326
$76
$200
$50
$700
$381
$319
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

Variable & Fixed Rate Debt


Unsecured, Fixed
48.0%
Variable
45.3%
Secured, Fixed
6.6%

Net Debt to Annualized Adjusted EBITDA [1]


5.1x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
4.6x
4.6x
4.4x
4.4x
4.4x
4.2x
4.4x
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

[1] Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Recent Developments and Pipeline

(dollars in millions)

Date	Tenant / Borrower	Investment Type	Yield [1]	Investment *(in millions)*
4Q 2024	Spring Arbor Management	Lease	8.23%	$ 121.3
3Q 2024	Sanders Clearsky	Construction loan	9.00%	27.7
2Q 2024	Encore Senior Living [2]	Lease	8.25%	32.1
2Q 2024	Compass Senior Living	Mortgage loan	8.50%	9.5
1Q 2024	Carriage Crossing	Mortgage loan	8.75%	15.0
		Total 2024	8.39%	$ 205.6
4Q 2023	Innovation Senior Living	Mortgage loan	12.00%	$ 1.6
3Q 2023	Capital Funding Group	Mezzanine loan	10.00%	17.2
1Q 2023	Silverado Senior Living	Lease	7.50%	37.5
1Q 2023	Bickford Senior Living [2]	Lease	8.00%	17.3
4Q 2022	Bickford Senior Living [2]	Lease	8.00%	17.2
4Q 2022	Capital Funding Group	Corporate loan	7.25%	42.5
2Q 2022	Encore Senior Living [2]	Lease	7.25%	13.3
1Q 2022	Encore Senior Living	Construction loan	8.50%	28.5
		Total 2022 & 2023	7.97%	$ 175.1
		Total 2022 – 2024	8.19%	$ 380.7



Significant Pipeline Creates Pathway for External Growth Opportunities

- 2024 Investments: Closed $205.6 million YTD at an average initial yield of 8.4%
  - $121.3 million Spring Arbor investment is largest NHI deal since 2020
  - $32.1 million lease with an existing tenant funded partially by the satisfaction of a $22.2 million construction loan
  - $52.2 million in mortgage and construction loans all of which include an NHI purchase option
- Signed LOIs: $59.8 million at an average initial yield of approximately 8.8%
  - Signed LOIs primarily include senior housing real estate acquisitions as well as smaller loan opportunities
- Pipeline: Approximately $350.0 million
  - Pipeline excludes multiple larger portfolio opportunities
  - Consists of a mix of SHOP, sale leaseback and loan opportunities primarily in senior housing

1 Represents contractual rent or interest / purchase price.
2 Investments funded partially with the satisfaction of construction loans and mortgages which contained purchase options for NHI.

Optimization Creating More Invested Capital Efficiency

Optimization Improving ROIC

- Pandemic impacts start in late 2020 with first rent concessions granted
- Dispositions of underperforming properties begins in 2Q21 and included 46 senior housing properties and seven SNFs
- Bickford rent reset and SHOP formation at the beginning of 2Q22
- ROIC improving as dispositions of underperforming assets slow and Normalized FAD stabilizes on solid collections, deferral repayments, limited new concessions, and improving SHOP performance
- 3Q24 ROIC at 8.29% exceeds NHI's weighted average cost of capital



Return on Invested Capital
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
8.33%
8.27%
8.16%
8.04%
7.92%
7.69%
7.53%
7.30%
7.16%
7.47%
7.58%
7.72%
7.80%
7.65%
7.81%
7.94%
8.05%
8.28%
8.29%
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24

Refer to Appendix for definitions and relevant non-GAAP reconciliations.

Favorable Industry Dynamics: A Pathway For Long Term Growth

NATIONAL HEALTH INVESTORS

Supply Growth is Slowing

Inventory growth across the care continuum at approximately 1.0% is at historic lows



Inventory Growth
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
Senior Housing
Independent Living
Assisted Living

New starts in 3Q 2024 were the lowest since 1Q 2010 and more than 55% below the historical average



Senior Housing: Rolling 4-Quarter Units Started
45000
40000
35000
30000
25000
20000
15000
10000
5000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through 3Q 2024.

Favorable Industry Dynamics: A Pathway For Long Term Growth

NATIONAL HEALTH INVESTORS

Demand Growth is Surging

The 85+ population is expected to grow by 4.5% annually through 2030 compared to 0.3% in the prior decade



U.S. 85+ Population (in millions)
5.7
5.9
9.1
11.4
0.3% CAGR
4.5% CAGR
2010
2020
2030
2040

Absorption remains well above historic averages resulting in the highest ever number of occupied senior housing units



Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 3Q 2024.

Appendix: Definitions

ADJUSTED EBITDA & EBITDARM

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NET OPERATING INCOME

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NAREIT FUNDS FROM OPERATIONS (FFO)

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP), and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.



Appendix: Definitions

NATIONAL HEALTH INVESTORS

NAREIT FUNDS FROM OPERATIONS (FFO)

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP) and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.

NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO)

Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of non-real estate assets and liabilities, and recoveries of previous write-downs. FFO and Normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



Appendix: Senior Housing & SNF Dispositions

(dollars in thousands)

NATIONAL HEALTH INVESTORS

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Annualized Cash NOI	Implied Cash Rent Yield	Implied Cash NOI Yield	EBITDARM Coverage [1]
Q2 2021	Bickford Senior Living [2]	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q3 2023	Chancellor Health Care	29	1	2,923					
Q4 2023	Senior Living Management [3]	90	3	5,382					
Q2 2024	Senior Living Management	64	2	4,658					
	Total Senior Housing	3,532	46	$ 358,493	$ 39,883	$ 11,401	11.1%	3.2%	0.57x
Q3 2022	National Healthcare Corp [4]	780	7	43,686					
	Total Senior Housing & SNF	4,312	53	$ 402,179					

[1] Assumes 5% management fee and $500 per unit capex.

[2] Excludes $13.0 million second mortgage provided by NHI

[3] Excludes $1.6 million of seller financing provided by NHI

[4] NHC disposition only included in Units, Properties and Net Proceeds.

Reconciliations: FFO, Normalized FFO, Normalized FAD

(unaudited, $ in thousands, except share and per share amounts)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Net income attributable to common stockholders	**$ 28,511**	**$ 29,327**	**$ 94,653**	**$ 103,570**
Elimination of certain non-cash items in net income:				
Real estate depreciation	17,494	17,380	52,079	52,507
Real estate depreciation related to noncontrolling interests	(412)	(396)	(1,235)	(1,187)
Gains on sales of real estate, net	(102)	(737)	(1,718)	(13,500)
Impairments of real estate	-	1,173	654	1,642
NAREIT FFO attributable to common stockholders	**45,491**	**46,747**	**144,433**	**143,032**
Gain on operations transfer, net	-	-	-	(20)
Loss on note retirement	-	-	-	73
Non-cash write-off of straight-line receivable	-	-	786	-
Non-cash rental income	-	-	-	(2,500)
Normalized FFO attributable to common stockholders	**45,491**	**46,747**	**145,219**	**140,585**
Non-cash lease revenue adjustments, net	(568)	(432)	(1,079)	(4,463)
Non-real estate depreciation, net	237	122	583	322
Amortization of debt issuance costs and discounts, net	873	720	2,568	1,930
Adjustments related to equity method investments, net	(453)	(430)	(1,813)	(1,137)
Recurring capital expenditures, net	(603)	(644)	(1,629)	(1,458)
Equity method investment non-refundable entrance fees	302	435	881	890
Note receivable credit loss expense (benefit)	3,434	786	3,896	85
Non-cash stock-based compensation	670	866	3,512	3,740
Normalized FAD attributable to common stockholders	**$ 49,383**	**$ 48,170**	**$ 152,138**	**$ 140,494**
BASIC				
Weighted average common shares outstanding	43,476,067	43,388,841	43,420,663	43,388,779
NAREIT FFO attributable to common stockholders per share	$ 1.05	$ 1.08	$ 3.33	$ 3.30
Normalized FFO attributable to common stockholders per share	$ 1.05	$ 1.08	$ 3.34	$ 3.24
DILUTED				
Weighted average common shares outstanding	43,987,072	43,388,841	43,658,425	43,389,675
NAREIT FFO attributable to common stockholders per share	$ 1.03	$ 1.08	$ 3.31	$ 3.30
Normalized FFO attributable to common stockholders per share	$ 1.03	$ 1.08	$ 3.33	$ 3.24

Reconciliations: Net Operating Income & Adjusted NOI

(unaudited, dollars in thousands)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Net Income	**$ 28,242**	**$ 29,033**
Interest	14,939	15,086
Gains on sales of real estate	(102)	(737)
Other non-operating income	-	(202)
Franchise, excise and other taxes	83	2
Legal	240	67
Loan and realty gains (losses)	3,434	1,959
General and administrative	4,810	4,430
Depreciation	17,768	17,515
Consolidated NOI	**$ 69,414**	**$ 67,153**
Straight-line revenue	(1,161)	(1,040)
Amortization of lease incentives	723	723
Amortization of commitment fees and discounts	(196)	(89)
Non-segment/Corporate	(112)	(147)
Adjusted NOI	**$ 68,668**	**$ 66,600**

Reconciliations: Adjusted EBITDA

NATIONAL HEALTH INVESTORS

	Three Months Ended September 30,	
(unaudited, dollars in thousands)	2024	2023
Net income	$ 28,242	$ 29,033
Interest expense	14,939	15,086
Franchise, excise, and other taxes	83	2
Depreciation	17,768	17,515
NHI's share of EBITDA adjustments for unconsolidated entities	-	583
Gains on sales of real estate, net	(102)	(737)
Impairment of real estate	-	1,173
Note receivable credit loss	3,434	786
Adjusted EBITDA	**$ 64,364**	**$ 63,441**
Interest expense at contractual rates	$ 14,129	$ 14,387
Principal payments	106	101
Fixed Charges	$ 14,235	$ 14,488
Fixed Charge Coverage	**4.5x**	**4.4x**
Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$ 1,136,302	
Less: cash and cash equivalents	(15,550)	
Consolidated Net Debt	**$ 1,120,752**	
Adjusted EBITDA	$ 64,364	
Annualizing Adjustment	193,092	
Annualized impact of recent investments	(194)	
	$ 257,262	
Consolidated Net Debt to Adjusted EBITDA	**4.4x**	

Reconciliations: Adjusted EBITDA

NHI
NATIONAL HEALTH INVESTORS

(dollars in thousands)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q4 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net income	$ 39,230	$ 30,849	$ 6,505	$ 8,246	$ 21,466	$ 34,230	$ 1,558	$ 34,183	$ 39,448	$ 29,033	$ 31,718	$ 30,657	$ 34,952	$ 28,242
Interest expense	12,840	12,715	12,282	10,198	10,862	11,412	12,445	14,027	14,194	15,086	14,852	14,869	14,854	14,939
Franchise, excise and other taxes	232	244	79	244	225	225	150	183	258	2	7	(187)	47	83
Depreciation	20,658	20,035	19,299	18,272	17,772	17,533	17,303	17,617	17,730	17,515	17,112	17,505	17,490	17,768
Unconsolidated EBITDA	798	678	678	678	713	713	917	495	706	583	583	719	-	-
NR credit loss expense	1,221	(37)	(185)	(76)	(47)	1,803	8,676	(756)	55	786	(351)	10	452	3,434
Other items	(6,484)	1,880	23,075	23,913	18,444	(4,332)	18,234	(3,559)	(11,182)	436	(1,221)	686	(863)	(102)
Adjusted EBITDA	$ 68,495	$ 66,364	$ 61,733	$ 61,475	$ 69,435	$ 61,584	$ 59,283	$ 62,190	$ 61,208	$ 63,441	$ 62,700	$ 64,259	$ 66,932	$ 64,364
Total debt	$ 1,434,744	$ 1,285,287	$ 1,242,883	$ 1,249,044	$ 1,104,495	$ 1,114,999	$ 1,147,511	$ 1,176,014	$ 1,134,815	$ 1,144,438	$ 1,135,051	$ 1,139,266	$ 1,136,035	$ 1,136,302
Cash and equivalents	$ (32,544)	$ (48,393)	$ (37,412)	$ (36,121)	$ (43,435)	$ (28,811)	$ (19,291)	$ (13,875)	$ (17,411)	$ (16,579)	$ (22,347)	$ (11,357)	$ (14,766)	$ (15,550)
Net debt	$ 1,402,200	$ 1,236,894	$ 1,205,471	$ 1,212,923	$ 1,061,060	$ 1,086,188	$ 1,128,220	$ 1,162,139	$ 1,117,404	$ 1,127,859	$ 1,112,704	$ 1,127,909	$ 1,121,269	$ 1,120,752
Annualized EBITDA	$ 273,981	$ 265,456	$ 246,932	$ 245,900	$ 277,741	$ 246,334	$ 237,131	$ 248,760	$ 244,832	$ 253,765	$ 250,801	$ 257,035	$ 267,728	$ 257,456
Annualized impact of recent invesments	$ (953)	$ (7,915)	$ (2,364)	$ (42)	$ (11,792)	$ (2,752)	$ 682	$ 2,086	$ (2,429)	$ 473	$ (107)	$ 85	$ 2,341	$ (194)
Adjusted annualized EBITDA	$ 273,028	$ 257,541	$ 244,568	$ 245,858	$ 265,949	$ 243,582	$ 237,813	$ 250,846	$ 242,403	$ 254,238	$ 250,693	$ 257,121	$ 270,069	$ 257,262
Net Debt / Adj. EBITDA	5.1x	4.8x	4.9x	4.9x	4.0x	4.5x	4.7x	4.6x	4.6x	4.4x	4.4x	4.4x	4.2x	4.4x

Reconciliations: ROIC

NATIONAL HEALTH INVESTORS

(dollars in thousands)	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22
Total Assets	$ 3,166,971	$ 3,139,273	$ 3,120,346	$ 3,183,273	$ 3,077,445	$ 2,912,177	$ 2,838,876	$ 2,802,503	$ 2,587,291
Add: Accumulated Depreciation	555,762	576,605	597,638	618,299	622,943	593,215	576,668	582,175	593,036
Less: Straight-line Receivable	(89,090)	(92,418)	(95,703)	(98,354)	(97,723)	(99,895)	(96,198)	(94,739)	(79,697)
Invested Capital	$ 3,633,643	$ 3,623,460	$ 3,622,281	$ 3,703,218	$ 3,602,665	$ 3,405,497	$ 3,319,346	$ 3,289,939	$ 3,100,630
Normalized FAD	$ 60,925	$ 60,270	$ 59,003	$ 59,551	$ 52,839	$ 51,173	$ 45,911	$ 52,669	$ 56,279
Add: Contractual Interest	12,832	11,907	11,537	12,230	12,188	12,085	11,668	9,558	10,262
FAD before contractual interest	$ 73,757	$ 72,177	$ 70,540	$ 71,781	$ 65,027	$ 63,258	$ 57,579	$ 62,227	$ 66,541
TTM Invested Capital	$ 3,511,852	$ 3,555,284	$ 3,593,428	$ 3,639,943	$ 3,637,053	$ 3,591,424	$ 3,530,601	$ 3,464,133	$ 3,343,616
TTM Normalized FAD plus contractual interest	$ 290,548	$ 290,094	$ 289,023	$ 288,256	$ 279,525	$ 270,606	$ 257,645	$ 248,091	$ 249,605
Return on Invested Capital	8.27%	8.16%	8.04%	7.92%	7.69%	7.53%	7.30%	7.16%	7.47%

(dollars in thousands)	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24
Total Assets	$ 2,508,785	$ 2,507,424	$ 2,533,230	$ 2,498,495	$ 2,499,090	$ 2,488,480	$ 2,478,125	$ 2,476,912	$ 2,460,090
Add: Accumulated Depreciation	599,423	611,688	625,743	638,631	656,155	673,276	690,790	705,829	723,606
Less: Straight-line Receivable	(81,959)	(76,895)	(79,103)	(82,295)	(83,549)	(84,713)	(84,257)	(85,321)	(86,334)
Invested Capital	$ 3,026,249	$ 3,042,217	$ 3,079,870	$ 3,054,831	$ 3,071,696	$ 3,077,043	$ 3,084,659	$ 3,097,420	$ 3,097,362
Normalized FAD	$ 47,378	$ 44,712	$ 47,739	$ 44,586	$ 48,171	$ 47,347	$ 50,975	$ 51,780	$ 49,383
Add: Contractual Interest	10,821	11,847	13,440	13,612	14,387	14,164	14,088	14,028	14,129
FAD before contractual interest	$ 58,199	$ 56,559	$ 61,179	$ 58,198	$ 62,558	$ 61,511	$ 65,063	$ 65,808	$ 63,512
TTM Invested Capital	$ 3,228,332	$ 3,155,676	$ 3,107,781	$ 3,060,759	$ 3,054,973	$ 3,065,131	$ 3,073,620	$ 3,077,130	$ 3,085,636
TTM Normalized FAD plus contractual interest	$ 244,546	$ 243,526	$ 242,479	$ 234,136	$ 238,495	$ 243,447	$ 247,329	$ 254,939	$ 255,893
Return on Invested Capital	7.58%	7.72%	7.80%	7.65%	7.81%	7.94%	8.05%	8.28%	8.29%